UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______

FORM 8-K
______

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 10, 2013

SINGLE TOUCH SYSTEMS INC.
(Exact name of registrant as specified in its charter)

Delaware	000-53744	13-4122844
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Town Square Place, Suite 204
Jersey City, NJ 07310
(Address of principal executive offices) (Zip Code)

(201) 275-0555
(Registrant’s telephone number, including area code)

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07     Submission of Matters to a Vote of Security Holders

On September 10, 2013, Single Touch Systems, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”).  A total of 96,405,011 shares of common stock, constituting a quorum, were represented in person or by valid proxies at the Annual Meeting. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting, as set forth in the Definitive Proxy Statement, filed with the SEC on August 8, 2013, are as follows:

Proposal 1.  All of the seven (7) nominees for director were elected to serve until the 2013 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death. The result of the votes to elect the seven (7) directors was as follows:

Directors	For	Withheld	Broker Non-Votes
Anthony Macaluso	45,777,432	21,942,694	28,684,885
James Orsini	56,635,988	11,084,138	28,684,885
Stuart R. Levine	67,445,168	274,958	28,684,885
James L. Nelson	67,456,156	263,970	28,684,885
Stephen D. Baska	67,445,156	274,970	28,684,885
Peter D. Holden	67,456,168	263,958	28,684,885
Jonathan E. Sandelman	67,456,168	263,958	28,684,885

Proposal 2. The selection of L.L. Bradford & Company, LLC, as the Company’s independent registered public accounting firm for its fiscal year ended September 30, 2013 was ratified and approved by the stockholders by the votes set forth in the table below:

For	Against	Abstain
94,962,930	1,336,605	105,476

Proposal 3.  The Amended and Restated Certificate of Incorporation to increase our authorized shares of common stock from 200,000,000 to 300,000,000 was approved by the stockholders by the votes set forth in the table below:

For	Against	Abstain
75,052,289	21,350,722	2,000

Proposal 4.  The compensation of the Company’s named executive officers was approved, on an advisory basis, by the stockholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Vote
55,656,631	12,038,995	24,500	28,684,885

Proposal 5.  The recommendation of a three year frequency with which the Company should conduct future stockholder advisory votes on named executive officer compensation, was not approved by the stockholders. The shareholders approved, on an advisory basis, a one year frequency with which the Company should conduct future stockholder advisory votes on named executive officer compensation. The votes of the stockholders on this proposal are set forth in the table below:

Three Years	Two Years	One Year	Abstain	Broker Non-Vote
23,928,476	4,568,229	37,811,253	1,422,168	28,684,885

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     September 12, 2013

SINGLE TOUCH SYSTEMS INC.

By:	/s/ James Orsini
Name:	James Orsini
Title:	Chief Executive Officer and President